                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                               -----------------


                                  FORM 8-K/A
                                AMENDMENT NO. 1



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):    September 30, 1998
                                                       ----------------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)



         Georgia                01-14213              58-2237359
    -----------------          -----------         ------------------
    (State or Other           (Commission           (I.R.S. Employer
    Jurisdiction of           File Number)          Identification No.)
     Incorporation)





3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                 30071
-----------------------------------------------------------------------------
   (Address of Principal Executive Offices)                        (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
                    ------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     The registrant hereby amends its report on Form 8-K filed on October 14, 1998 by deleting the text under Item 7 and replacing it with the following text.


(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


     Included as Exhibits 99.2 hereto and incorporated herein by reference.


(B)  PRO FORMA FINANCIAL INFORMATION.


     Included as Exhibit 99.3 hereto and incorporated herein by reference.


(C)  EXHIBITS.



2.1 Asset Purchase Agreement dated September 30, 1998 by and between ProVesa, Inc., a wholly owned subsidiary of The InterCept Group, Inc. ("InterCept"), Mercantile Corporation ("Mercantile"), and Dale May.*


99.1 Press Release dated September 30, 1998.*



99.2 The following audited financial statements of Advance Data together with the report thereon by Arthur Andersen LLP:


     Balance Sheets as of December 31, 1996 and 1997 and July 31, 1998 (unaudited).

     Statements of Operations for the years ended December 31, 1996 and 1997 and the seven months ended July 31, 1998 (unaudited).

     Statements of Partners' Capital for the years ended December 31, 1996 and 1997 and the seven months ended July 31, 1998 (unaudited).

     Statements of Cash Flows for the years ended December 31, 1996 and 1997 and the seven months ended July 31, 1998 (unaudited).

     Notes to Financial Statements.

99.3 The following unaudited pro forma condensed consolidated financial statements of InterCept and Advance Data:

     Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997.

     Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998.

     Notes to Pro Forma Condensed Consolidated Financial Information.


---------
*Previously filed with the registrant's Current Report on Form 8-K filed
 October 14, 1998.

                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE INTERCEPT GROUP, INC.



                              By:   /s/ Scott R. Meyerhoff
                                    -----------------------------------------
                                    Scott R. Meyerhoff
                                    Chief Financial Officer


Dated:  December 11, 1998

                                 EXHIBIT INDEX



Exhibit                                                                Page
-------                                                                ----


2.1 Asset Purchase Agreement dated September 30, 1998 by and between Provesa,Inc., a wholly owned subsidiary of The InterCept
     Group, Inc. ("InterCept") Mercantile Corporation ("Mercantile"), and Dale May.*


99.1 Press Release dated September 30, 1998.*

99.2 The following audited financial statements of Advance Data together with the report thereon by Arthur Andersen LLP:

     Balance Sheets as of December 31, 1996 and 1997 and July 31, 1998 (unaudited).

     Statements of Operations for the years ended December 31, 1996 and 1997 and the seven months ended July 31, 1998 (unaudited).

     Statements of Partners' Capital for the years ended December 31, 1996 and 1997 and the seven months ended July 31, 1998 (unaudited).

     Statements of Cash Flows for the years ended December 31, 1996 and 1997 and the seven months ended July 31, 1998 (unaudited).

     Notes to Financial Statements.

99.3 The following unaudited pro forma condensed consolidated financial statements of InterCept and Advance Data:

     Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997.


     Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998.


     Notes to Pro Forma Condensed Consolidated Financial Information.


---------
*Previously filed with the registrant's Current Report on Form 8-K filed
 October 14, 1998.